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                                                                    Exhibit 99.1

                                                                  EXECUTION COPY

                            HUB INTERNATIONAL LIMITED

                                4,000,000 SHARES

                             UNDERWRITING AGREEMENT

                                                                    May 18, 2006

STEPHENS INC.
WACHOVIA CAPITAL MARKETS, LLC
COCHRAN, CARONIA WALLER SECURITIES LLC
FERRIS, BAKER WATTS, INCORPORATED
KEEFE, BRUYETTE & WOODS, INC.
c/o Stephens Inc.
111 Center Street
Little Rock, AR 72201

Ladies and Gentlemen:

     Hub International Limited, a corporation continued under the laws of Canada (the "COMPANY"), proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the "UNDERWRITERS"), for whom you are acting as representatives (the "REPRESENTATIVES"), an aggregate of 4,000,000 common shares of the Company (the "UNDERWRITTEN SHARES") and, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Shares, at the option of the Underwriters, up to an additional 600,000 common shares of the Company (the "OPTION SHARES"). The Underwritten Shares and the Option Shares are herein referred to as the "SHARES." The common shares of the Company to be outstanding after giving effect to the sale of the Shares are herein referred to as the "COMMON SHARES."

     The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

     1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "SECURITIES ACT"), a registration statement (File No. 333-133014), including a prospectus relating to securities (the "SHELF SECURITIES"), including the Shares, to be issued from time to time by the Company. Such registration statement, as amended at the date of this Agreement, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness ("RULE 430 INFORMATION"), is referred to herein as the "REGISTRATION STATEMENT" and the related prospectus covering the Shelf Securities dated April 17, 2006 in the form first used (or made available up on request of purchasers pursuant to Rule 173 under the Securities Act) in connection with the confirmation of sales of the Shares is referred to herein as the "BASIC PROSPECTUS." The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Shares in the form first used (or made

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available upon request of purchasers pursuant to Rule 173 under the Securities
Act) in connection with confirmation of sales of the Shares is hereinafter referred to as the "PROSPECTUS" and the term "PRELIMINARY PROSPECTUS" means any preliminary form of Prospectus. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to "amend," "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "EXCHANGE ACT") that are deemed to be incorporated by reference therein.

     At or prior to the time when sales of the Shares were first made by the Underwriters pursuant to this Agreement (the "TIME OF SALE"), the Company had prepared the following information (collectively, the "TIME OF SALE INFORMATION"): (i) a Preliminary Prospectus dated May 12, 2006,(ii) each "FREE-WRITING PROSPECTUS" (as defined pursuant to Rule 405 under the Securities
Act) listed on Annex A hereto and (iii) the pricing information included on Annex B hereto.

     2. Purchase of the Shares by the Underwriters. (a) On the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, the Company agrees to issue and sell the Shares to the several Underwriters as provided in this Agreement, and each Underwriter agrees, severally and not jointly, to purchase from the Company the respective number of Underwritten Shares set forth opposite such Underwriter's name in
Schedule 1 hereto at a price per share (the "PURCHASE PRICE") of $25.07 (which is net of the Underwriter's commission of $1.18 per share).

     In addition, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, the Company agrees to issue and sell the Option Shares to the several Underwriters as provided in this Agreement, and the Underwriters, shall have the option to purchase, severally and not jointly, from the Company the Option Shares at the Purchase Price.

     If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in
Schedule 1 hereto (or such number increased as set forth in Section 10 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make.


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     The Underwriters may exercise the option to purchase the Option Shares at any time in whole, or in part (but not more than once), on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

     (b) The Company understands that the Underwriters intend to make a public offering of the Shares as soon after the execution and delivery of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Shares on the terms set forth in the Prospectus. The Company acknowledges and agrees that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Shares purchased by it to or through any Underwriter.

     (c) Payment for the Underwritten Shares and the Option Shares (if the Underwriters have exercised the option to purchase the Option Shares not later than 9:00 A.M., Chicago time, on the date two business days preceding the Closing Date) shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives at the offices of Katten Muchin Rosenman LLP, 525 West Monroe Street, Chicago, Illinois 60661 at 9:00 A.M., Chicago time, on May 24, 2006, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the Option Shares (if the Underwriters have not exercised the option to purchase the Option Shares as of 9:00 A.M., Chicago time, on the date two business days preceding the Closing Date), on the date and at the time and place specified by the Representatives in the written notice of the Underwriters' election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the "CLOSING DATE" and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the "ADDITIONAL CLOSING DATE."

     Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Shares to be purchased on such date in definitive form registered in such names and in such denominations as the Representatives shall request in writing not later than two full business days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of the Shares duly paid by the Company.

     (d) The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm's length contractual counterparty to the Company with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, neither the Representatives nor any other Underwriter is advising the


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Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection therewith. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

     3. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

     (a) no order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof as part of the Registration Statement, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus;

     (b) the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Time of Sale Information;

     (c) other than the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any "written communication" (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an "ISSUER FREE WRITING PROSPECTUS") other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the documents listed on Annex A hereto, and (iii) other written communications approved in writing in advance by the Representatives, which approval shall not be unreasonably withheld. Each such Issuer Free Writing Prospectus complied, as of its date, in all material respects with the Securities Act and has been filed in accordance with the Securities Act (to the extent required thereby);


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     (d) each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the issuance and sale of the Shares or until any earlier date that the Company is notified or notifies the Representatives, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement and the Prospectus;

     (e) the Registration Statement has been declared effective by the Commission or, with respect to any Rule 462 Registration Statement, will be filed with the Commission and become effective under the Securities Act upon its filing. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to
Section 8A of the Securities Act against the Company or related to the offering has been initiated or, to the knowledge of the Company, threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will comply in all material respects with the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto;

     (f) the documents incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Time of Sale Information or the Prospectus, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Time of Sale Information or the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (g) the Company has an authorized and outstanding capitalization as set forth in the Registration Statement, the Time of Sale Information and the Prospectus (except for subsequent issuances, if any, pursuant to the equity incentive plans referred to in the Prospectus) and such authorized share capital as of its respective date conformed, or will conform, to the description


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thereof set forth under the headings "Description of Common Shares" and
"Description of Preference Shares" in the Registration Statement, and the certificates for the Shares comply with the applicable requirements of the Company's articles of incorporation (as amended and restated, the "CHARTER"), bylaws, applicable law and the rules of The New York Stock Exchange ("NYSE") and the Toronto Stock Exchange ("TSX"), and the holders of the Shares will not be subject to personal liability for the debts or obligations of the Company by reason of being such holders; as of the date of this Agreement, all of the outstanding share capital of the Company has been duly authorized and validly issued, is fully-paid and non-assessable, has been issued in compliance with all federal and state securities laws, the Canada Business Corporations Act (the "CBCA") and applicable Canadian securities laws; except as described in or expressly contemplated by the Registration Statement, the Time of Sale Information and the Prospectus, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any share capital or other equity interest in the Company or any of its Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any share capital of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options;

     (h) the Company has been duly incorporated and organized and is validly existing as a continued corporation under the CBCA, has full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the Time of Sale Information and the Prospectus and as being conducted as of the date hereof, and is duly qualified as a foreign corporation or extra-provincial corporation, as the case may be, and in good standing (in respect of the filing of the annual returns where required or other information filings under applicable corporations information legislation) in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries (as used herein, the term subsidiary means a corporation, company or other entity more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are owned, directly or indirectly, by the Company), taken as a whole ("MATERIAL ADVERSE Effect")); the Company's headquarters are located in Chicago, Illinois and the residence of the majority of the directors and senior officers of the Company is outside Canada; the Company's registered office is located in London, Ontario and the Company does not carry on business in any other province or territory of Canada other than through its subsidiaries;

     (i) the Company directly or indirectly owns all of the issued and outstanding capital stock or ownership interests of each of its significant subsidiaries (as such term is defined in Rule 1-02(w) of Regulation S-X under the Securities Act) other than Satellite Acquisition Corporation ("SATELLITE"), of which it indirectly owns all of the issued and outstanding Class A Common Stock and preferred stock and indirectly owns approximately 66.67% of the issued and outstanding Class B Common Stock; each of such significant subsidiaries (other than Hub International Partners Limited, Hub International Limited Partnership, Hub International Management LLC, Hub International LLC, Hub U.S. Holdings, Inc. and 798676 Alberta Ltd. (collectively, the "HOLDING SUBSIDIARIES")) is listed in Schedule 3 hereto (such listed


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subsidiaries, the "SUBSIDIARIES"); other than the capital stock and equity interests of the Subsidiaries and the Holding Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the charter and the bylaws (or similar organizational documents) of the Company and each of the Subsidiaries and all amendments thereto have been made available to you or your counsel and no changes will be made thereto on or after the date hereof or on or before the Closing Date or Additional Closing Date, as the case may be; each corporate Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Information and the Prospectus; each limited liability company Subsidiary has been duly organized and is validly existing as a limited liability company in good standing under the laws of the jurisdiction of its formation, with full limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Information and the Prospectus; each partnership Subsidiary has been duly organized and is validly existing as a limited partnership in good standing under the laws of the jurisdiction of its formation, with full partnership power and authority to own, lease and operate its prospectus and conduct its business as describe in the Registration Statement, the Time of Sale Information and the Prospectus; each Subsidiary is duly qualified to do business as a foreign corporation, limited liability company or partnership and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock or ownership interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned (except, with respect to Satellite whose shares of capital stock are owned as set forth above in this paragraph (i)) directly or indirectly by the Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in any of the Subsidiaries are outstanding;

     (j) the Shares to be issued and sold by the Company have been duly authorized, and, when issued and delivered to and paid for by the Underwriters as provided herein, will be duly and validly issued, fully paid and non-assessable and are not subject to any preemptive or similar rights; the Shares conform to the description thereof set forth under the heading "Description of Common Shares" in the Registration Statement; and no further approval or authority of the shareholders or the board of directors of the Company will be required for the issuance and sale of the Shares by the Company as contemplated herein;

     (k) this Agreement has been duly authorized, executed and delivered by the Company;

     (l) neither the Company nor any of its Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under
(i) its articles or by-laws, certificate of formation or operating agreement,
(ii) any indenture, mortgage, deed of trust, loan


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agreement or other material agreement or material instrument to which it is a party or by which it or any of its properties is bound, (iii) any applicable law or statute or any order, rule or regulation of any court or governmental or self-regulatory agency or body having jurisdiction over the Company or its Subsidiaries or any of their respective properties, except for violations and defaults which individually or in the aggregate would not result in a Material Adverse Effect; the issue and sale of the Shares to be sold by the Company hereunder and the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated herein will not
(x) result in any violation of the provisions of the articles or the by-laws of the Company or the articles or by-laws, certificate of formation or operating agreement, of its Subsidiaries, (y) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or material instrument to which the Company or any of its Subsidiaries is a party or by which the Company or its Subsidiaries is bound or to which any of the property or assets of the Company or its Subsidiaries is subject, or (z) result in any violation of any applicable law or statute or any order, rule or regulation of any court, governmental or self-regulatory agency or body having jurisdiction over the Company or its Subsidiaries or any of their respective properties, except where such violation, conflict, breach or default would not have a Material Adverse Effect; no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares to be sold by the Company hereunder or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained and as may be required under state securities or blue sky laws or the securities laws of any other jurisdiction (other than the federal laws of the United States and the laws of the Province of Ontario) in connection with the purchase and distribution of the Shares by the Underwriters;

     (m) except as in each case as would not have a Material Adverse Effect, (A) the Company and its Subsidiaries own, possess or have obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and have made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate their respective properties and to carry on their respective businesses as conducted as of the date hereof; (B) neither the Company nor any of its Subsidiaries has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement, Time of Sale Information and Prospectus; and (C) the Company and its Subsidiaries are in compliance with all laws and regulations required in the conduct of their respective businesses as conducted as of the date hereof;

     (n) other than as set forth or contemplated in the Registration Statement, Time of Sale Information and Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or its Subsidiaries or any of their respective properties, boards of directors or boards of managers (in their capacities as such), or to which the Company or its Subsidiaries is or may be a party or to which any property, director or manager (in their capacity as such) of the Company or


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its Subsidiaries is or may be subject which, if determined adversely to the
Company or its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no legal or governmental investigations, actions suits or proceedings or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

     (o) PricewaterhouseCoopers LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and by Rule 3600T of the Public Company Accounting Oversight Board and independent within the meaning of the OBCA;

     (p) the consolidated financial statements included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the results of operations and cash flows of the Company and the Subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Securities Act and in conformity with generally accepted accounting principles in Canada ("CANADIAN GAAP") applied on a consistent basis during the periods involved, together with a reconciliation to United States generally accepted accounting principles ("U.S. GAAP") in accordance with Item 18 of Form 20-F; the other financial and statistical data derived from such financial statements set forth in the Registration Statement, the Time of Sale Information and the Prospectus are accurately presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Time of Sale Information and the Prospectus (including, without limitation, as required by Rules 3-12 or 3-05 or Article 11 of Regulation S-X under the Securities Act) that are not included as required; neither the Company nor the Subsidiaries have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement, the Time of Sale Information and the Prospectus; and all disclosures contained in the Registration Statement, the Time of Sale Information or the Prospectus regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable;

     (q) the unaudited financial information of the Company included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, including without limitation any pro forma financial statements or data, presents fairly the information contained therein, and has been prepared in accordance with the Commission's rules and guidelines and has been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein; no other unaudited financial information is required to be included in the Registration Statement, the Time of Sale Information or the Prospectus pursuant to Regulation S-X under the Securities Act;


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     (r) since the respective dates as of which information is given in the
Registration Statement, the Time of Sale Information and the Prospectus, there has not been any material adverse change in the share capital or long term debt of the Company or any of the Subsidiaries or in the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole ("MATERIAL ADVERSE CHANGE"), whether or not arising from transactions in the ordinary course of business, other than as set forth in the Registration Statement, the Time of Sale Information and the Prospectus, and since such dates, except in the ordinary course of business, neither the Company nor any of the Subsidiaries has entered into any material transaction or incurred any material direct or indirect obligation (including off-balance sheet obligations) not referred to in the Registration Statement, the Time of Sale Information and the Prospectus;

     (s) the Company has obtained for the benefit of the Underwriters the agreement (a "LOCK-UP Agreement") of those certain shareholders, officers and directors of the Company identified on Schedule 2 hereto in the form set forth as Annex C attached hereto;

     (t) the Company is not, and after giving effect to the offering and sale of the Shares, will not be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT");

     (u) neither the Company nor any of its Subsidiaries owns any real property and, except as would not have a Material Adverse Effect, all of the leases and subleases material to the business of the Company and its Subsidiaries, and under which the Company or its Subsidiaries hold properties described in the Registration Statement, the Time of Sale Information or the Prospectus, are in full force and effect, and neither the Company nor its Subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or its Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or its Subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease;

     (v) no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of filing of the Registration Statement, the Time of Sale Information or the Prospectus with the Commission or the issue and sale of the Shares to be sold by the Company hereunder;

     (w) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company for employees or former employees of the Company and its Subsidiaries has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "CODE"), except where the failure to maintain such plans would not result in a Material Adverse Effect; no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption except where such occurrence would not result in a Material Adverse Effect; for each such plan which is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeded the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions except where the incurrence or failure to maintain such asset value, as the case may be, would not result in a Material Adverse Effect; neither the Company nor any of its affiliates is a "service provider" or "fiduciary," as those terms are used for purposes of Title I of ERISA, with respect to any employee benefit plan subject to Title I of ERISA; and no employee benefit plan maintained or sponsored by the Company or any of its affiliates will acquire or hold any of the Shares;

     (x) except for matters that would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending, or to the Company's knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, and (ii) to the Company's knowledge (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of ERISA or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

     (y) the Company and its Subsidiaries have filed all federal (U.S. and Canadian), state, provincial, local and foreign income and franchise tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith, except where the failure to file such returns or pay such taxes shown as due would not have a Material Adverse Effect, and, except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there is no tax deficiency which has been or, to the Company's knowledge, might be asserted or threatened against the Company or any of its Subsidiaries that would result in a Material Adverse Effect;

     (z) there are no stamp or other issuance or transfer taxes or duties, no capital gains, income, withholding or other taxes, and no other similar fees or charges under U.S. federal law or the laws of any state, or any political subdivision or taxing authority thereof, Canadian federal law, or the laws of any province, or any political subdivision or taxing authority thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Shares to be sold by it;

     (aa) the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance, on a consolidated basis, that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with Canadian GAAP, to permit reconciliation with U.S. GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

     (bb) the Company has established and maintains and evaluates "disclosure controls and procedures" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and "internal control over financial reporting" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures (A) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, (B) have been evaluated for effectiveness as of the end of the period covered by the Company's most recent annual or quarterly report filed with the Commission, and (C) are effective to perform the functions for which they were established; the Company's auditors and the Audit Committee of the Board of Directors of the Company have been advised of (x) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and (y) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls, and (z) any material weaknesses in internal controls and since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the "SARBANES-OXLEY ACT") and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct; and the Company and its officers and directors (in their capacities as such) are in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and NYSE promulgated thereunder;

     (cc) on or after July 30, 2002, the Company has not, directly or indirectly, including through any Subsidiary: (A) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (B) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002;

     (dd) except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Time of Sale Information or the Prospectus;

     (ee) neither the Company nor any of the Subsidiaries has taken, directly or indirectly, any action designed, or that has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

     (ff) at the earliest time after the filing of the Registration Statement that the Company made a bona fide offer and at the date hereof, the Company was not and is not an "ineligible issuer" as defined in Rule 405 under the Securities Act or an "excluded issuer" as described in Rule 164(f) under the Securities Act, and the offering of the Shares was not and is not an "excluded offering" as described in Rule 164(g) under the Securities Act;

     (gg) prior to the Closing Date the Shares to be issued and sold by the Company will be approved for listing on the NYSE subject to official notice of issuance, and the Shares will be conditionally approved for listing on the TSX, subject to satisfaction or waiver of certain customary conditions;

     4. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

     (a) the Company will file the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York prior to 9:00 A.M., New York time, on the second business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request;

     (b) the Company will deliver to you, without charge (i) copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference and (ii) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Representatives may reasonably request. As used herein, the term "Prospectus Delivery Period" means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer;

     (c) except as required by law, before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object;

     (d) the Company will file, if necessary or appropriate, a Rule 462 Registration Statement and will pay the applicable fees in accordance with the Securities Act;

     (e) the Company will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information;
(iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; and
(v) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its commercially reasonable efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof;

     (f) (1) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which, in the opinion of counsel for the Company and the Underwriters, the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which, in the opinion of counsel for the Company and the Underwriters, the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Time of Sale Information will comply with law;

     (g) the Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as reasonably required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject;

     (h) the Company will make generally available to its security holders and the Representatives as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement;

     (i) provided that this Agreement is not terminated prior to payment for, and delivery of, the Common Shares, for a period of 60 days after the date hereof (the "LOCK-UP PERIOD"), the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause
(i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, without the prior written consent of the Representatives; provided that the foregoing shall not apply to (w) the issuance by the Company of Common Shares, or securities convertible into or exercisable or exchangeable for Common Shares, in connection with the acquisition of a business or assets, whether by merger, amalgamation, consolidation, asset purchase, share purchase or otherwise, provided that the Common Shares or securities issued in connection with such acquisition shall be subject to the restrictions set forth in clauses (i) and (ii) of this Section 4(i), (x) the Shares to be sold hereunder, (y) the issuance by the Company of Common Shares upon the exercise of an option, a warrant or an award or the conversion of a security outstanding on the date hereof, or (z) the issuance by the Company of any option, restricted share units, restricted shares, awards or Common Shares pursuant to the Company's executive share purchase plan, employee share purchase plan, equity incentive plan, and retirement plans;

     (j) the Company will apply the net proceeds from the sale of the Shares as described in the Registration Statement, the Time of Sale Information and the Prospectus under the heading "Use of Proceeds";

     (k) neither the Company nor any of the Subsidiaries will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares;

     (l) the Company will use its commercially reasonable efforts to list the Shares on the NYSE and TSX; and

     (m) the Company will retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

     5. Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that:

     (a) it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any "free writing prospectus," as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company), other than (i) a free writing prospectus that contains no "issuer information" (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) or Section 4(c) above, or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an "UNDERWRITER FREE WRITING PROSPECTUS");

     (b) it has not and will not distribute any Underwriter Free Writing Prospectus referred to in clause (a)(i) in a manner reasonably designed to lead to its broad unrestricted dissemination; and

     (c) it has not used and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed with the Commission.

     6. Canadian Securities Laws Matters.

     (a) The Company represents, warrants and covenants to the Underwriters that:

          (i) the Company has not offered and will not offer, sell or deliver the Shares: (A) in Canada, (B) to persons whom are residents of Canada or acting on the behalf of residents of Canada, or (C) to any person whom it believes intends to reoffer, resell or deliver the Shares in Canada or to any person who is a resident of Canada or acting on the behalf of a resident of Canada, and the Company will not do any act in furtherance of any of the foregoing;

          (ii) other than press releases and material change reports that are required to be released and filed under applicable Canadian securities laws and filings made with the TSX, the Company has not and will not publish, advertise or otherwise make any announcements in Canada concerning the distribution of the Shares;

          (iii) the Company has not marketed and will not market the Shares: (A) in Canada, (B) to persons who are residents of Canada or acting on the behalf of residents of Canada, or (C) to any person whom it believes intends to reoffer, resell or deliver the Shares in Canada or to any person who is a resident of Canada or acting on the behalf of a resident of Canada;

          (iv) has not conducted and will not conduct road shows, seminars or similar activities in Canada relating to the distribution of the Shares; and

          (v) the Company has not taken and will not take any other action for the purpose of, or that could reasonably be expected to have the effect of, preparing the market in Canada, or creating a demand in Canada, for the Shares.

     (b) Each Underwriter represents, warrants and covenants to the Company that:

          (i) it has not offered and will not offer, sell or deliver the Shares:
(A) in Canada, (B) to persons who are residents of Canada or acting on the behalf of residents of Canada, or (C) to any person whom it believes intends to reoffer, resell or deliver the Shares in Canada or to any person who is a resident of Canada or acting on the behalf of a resident of Canada, and it will not do any act in furtherance of any of the foregoing;

          (ii) it acknowledges that the Shares have not been and will not be qualified for distribution or resale by a prospectus under the securities laws of any province or territory of Canada and shall not be offered, sold or delivered to the persons described in clauses 6(b)(i)(B) and (C), even in circumstances where a private placement exemption from the prospectus requirements of the securities laws of a province or territory of Canada is otherwise available;

          (iii) it has not and will not publish, advertise or otherwise make any announcements in Canada concerning the distribution of the Shares;

          (iv) it has not marketed and will not market the Shares in Canada or to the persons described in clauses 6(b)(i)(B) and (C) and, without limitation, it will not conduct road shows, seminars or similar activities in Canada relating to the distribution of the Shares;

          (v) it has not and will not take any other action for the purpose of, or that could reasonably be expected to have the effect of, preparing the market in Canada, or creating a demand in Canada, for the Shares; and

          (vi) it has caused or will cause every dealer or broker, whether a member of a banking or selling group or otherwise, to which any of the Shares are offered for sale or sold, to represent, warrant and covenant that it will abide by the restrictions in this paragraph 6(b).

     On the Closing Date and on the Additional Closing Date, the Underwriters shall deliver to the Company a certificate, dated the Closing Date or such later date, as the case may be, stating that the representations and warranties set forth in this paragraph 6(b) are accurate as at such date and that the Underwriters have complied with the covenants set forth in this paragraph 6(b).

     7. Conditions of Underwriters' Obligations. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

     (a) no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives;

     (b) the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Time of Sale, on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be;

     (c) no Material Adverse Change shall have occurred or shall exist, which is not described in the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the reasonable judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

     (d) the Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of one of the chief executive officer or the chief financial officer of the Company and one other officer of the Company (A) confirming that such officers have reviewed the Registration Statement, the Time of Sale Information and the Prospectus, (B) certifying that the representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, and (C) certifying that the statements included in Sections 7(a) and 7(c) above are true and correct.

     (e) PricewaterhouseCoopers LLP shall have furnished to the Representatives, at the request of the Company, letters dated, respectively, the date of this Agreement, the date of the Prospectus, the Closing Date and, if applicable, the Additional Closing Date, and addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus; provided that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a "cut-off" date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be;

     (f) the Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a written opinion from each of W. Kirk James, Vice President, Secretary and Chief Corporate Development Officer of the Company, Blake, Cassels & Graydon LLP, Canadian counsel for the Company, Shearman & Sterling LLP, New York counsel for the Company, addressed to the Underwriters, and covering the matters set forth in Annexes D, E and F, respectively, hereto. The opinions of Blake, Cassels & Graydon LLP and Shearman & Sterling LLP shall be rendered to the Underwriters at the request of the Company, as the case may be, and shall so state therein;

     (g) the Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Katten Muchin Rosenman LLP, counsel for the Underwriters, with respect to such matters as the Underwriters may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters;

     (h) no action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares;

     (i) the Representatives shall have received on and as of a recent date prior to the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and the Subsidiaries identified on Schedule 3 hereto in their respective jurisdictions of organization, in each case in writing or any standard form of telecommunication from the appropriate Governmental Authorities of such jurisdictions;

     (j) the Shares to be delivered on the Closing Date or Additional Closing Date, as the case may be, shall have been approved for listing on NYSE, subject to official notice of issuance, and conditionally approved for listing on the TSX, subject to satisfaction or waiver of customary conditions;

     (k) the "lock-up" agreements, each substantially in the form of Annex C hereto, between the Representatives and those certain shareholders, officers and directors of the

Company identified on Schedule 2 hereto relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or Additional Closing Date, as the case may be; and

     The several obligations of the Underwriters to purchase Option Shares hereunder are subject to the delivery to the Underwriters on the applicable Additional Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Option Shares to be sold on such Additional Closing Date and other matters related to the issuance of such Option Shares.

     In case any of the conditions specified in this Section 7 shall not be fulfilled, this Agreement may be terminated by the Representatives by giving notice to the Company. Any such termination shall be without liability of the Company to the Underwriters and without liability of the Underwriters to the Company, provided, however, that (i) in the event of such termination, the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company under this Agreement, including all costs and expenses referred to in Section 11 hereof, and (ii) if this Agreement is terminated by the Representatives because of any refusal, inability or failure on the part of the Company to perform any agreement herein, to fulfill any of the conditions herein, or to comply with any provision hereof, such that the conditions of this Section 7 are not met, other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the transactions contemplated hereby.

     8. Indemnification and Contribution.

     (a) The Company agrees to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof) who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Securities Act, the Exchange Act, or the common law or otherwise, and the Company agrees to reimburse each such Underwriter and controlling person for any reasonable legal or other expenses (including, except as otherwise hereinafter provided, the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof and any Rule 462(b) Registration Statement) or any post-effective amendment thereto (including any Rule 462(b) Registration Statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iii) any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus or any Time of Sale Information (including any Time of Sale Information that has subsequently been amended), or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreements of the Company contained in this paragraph (a) shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission was made in reliance upon and in conformity with information relating to, and furnished in writing to the Company by or on behalf of, any Underwriter expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information. The indemnity agreements of the Company contained in this paragraph (a) and the representations and warranties of the Company contained in
Section 3 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares.

     (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person (including each partner or officer thereof), if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information. The indemnity agreements of the Underwriters contained in this paragraph (b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares.

     (c) Each party indemnified under the provision of Sections 8(a) and 8(b) agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against, it in respect of which indemnity may be sought on account of any indemnity agreement contained in such paragraphs, such person (the "INDEMNIFIED PARTY") will promptly give written notice (the "NOTICE") of such service or notification to the party or parties from whom indemnification may be sought hereunder (the "INDEMNIFYING PARTY"). No indemnification provided for in such paragraphs shall be available to any party who shall fail to so give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related and was prejudiced by the failure to give the Notice, but the omission to so notify such Indemnifying Party or parties of any such service or notification shall not relieve such Indemnifying Party or parties from any liability which it or they may have to the Indemnified Party for contribution or otherwise than on account of such indemnity agreement. Any

Indemnifying Party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an Indemnified Party. Any Indemnifying Party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (herein called the "NOTICE OF DEFENSE") to the Indemnified Party, to assume (alone or in conjunction with any other Indemnifying Party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event such defense shall be conducted, at the expense of the Indemnifying Party or parties, by counsel chosen by such Indemnifying Party or parties and reasonably satisfactory to the Indemnified Party or parties; provided, however, that (i) if the Indemnified Party or parties reasonably determine that there may be a conflict between the positions of the Indemnifying Party or parties and of the Indemnified Party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses available to such Indemnified Party or parties different from or in addition to those available to the Indemnifying Party or parties, then counsel for the Indemnified Party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the Indemnified Party or parties and (ii) in any event, the Indemnified Party or parties shall be entitled to have counsel chosen by such Indemnified Party or parties participate in, but not conduct, the defense and, provided further, that it is understood that the Indemnifying Party shall not, in respect of the legal expenses of any Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel). If, within a reasonable time after receipt of the Notice, an Indemnifying Party gives a Notice of Defense and the counsel chosen by the Indemnifying Party or parties is reasonably satisfactory to the Indemnified Party or parties, the Indemnifying Party or parties will not be liable under paragraphs (a) through (b) of this Section 8 for any legal or other expenses subsequently incurred by the Indemnified Party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that
(A) the Indemnifying Party or parties shall bear the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause
(i) of the proviso to the preceding sentence and (B) the Indemnifying Party or parties shall bear such other expenses as it or they have authorized to be incurred by the Indemnified Party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the Indemnifying Party or parties shall be responsible for any legal or other expenses incurred by the Indemnified Party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding.

     (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an Indemnified Party under Section 8(a) or 8(b), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Section 8(a) or 8(b), (i) in such proportion as is appropriate to reflect the relative benefits received by each Indemnifying Party from the offering of the Shares or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each Indemnifying Party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares received by the Company and the total underwriting commissions received by the Underwriters, as set forth in the table on the cover page of the Prospectus, bear to the aggregate public offering price of the Shares. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each Indemnifying Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

     The parties agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this Section 8(d). The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating, preparing to defend or defending against any action or claim which is the subject of this Section 8. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8 to contribute are several in proportion to their respective underwriting obligations and not joint.

     Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in Section 8(d) of this Section 8.

     (e) An Indemnified Party or parties will not, without the prior written consent of the Indemnifying Party or parties, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Indemnifying Party or parties or any person who controls the Indemnifying Party or parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of the Indemnifying Party or parties and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

     9. Termination. This Agreement may be terminated by the Representatives at any time prior to the Closing Date by giving written notice to the Company if after the date of this Agreement, (i) trading in the Common Shares on the NYSE or the TSX shall have been suspended or materially limited, (ii) an outbreak or escalation of hostilities by the United States or the declaration of war or a national emergency by the United States shall have occurred, (iii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic or political conditions shall have occurred if the effect of such escalation, calamity, crisis or change in economic or political conditions in the financial markets of the United States, in the Representatives' judgment, is material and adverse and would make the offering or delivery of the Shares impracticable or inadvisable, (iv) any suspension or material limitation on trading generally on the NYSE, The Nasdaq National Market, or the TSX or the imposition of limitations on prices (other than limitations on hours or numbers of days of trading) for securities on such exchanges shall have occurred, (v) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of, any court, legislative body, agency or other governmental authority shall have occurred which in the Representatives' judgment materially and adversely affects the business or operations of the Company, or (vi) a declaration of a banking moratorium by either federal or New York State authorities shall have occurred.

     10. Defaulting Underwriter.

     (a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this
Section 10, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed ten percent of the aggregate number of Shares to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter's pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

     (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds ten percent of the aggregate amount of Shares to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 8 hereof shall not terminate and shall remain in effect.

     (d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

     11. Payment of Expenses.

     (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the fees and expenses of the Company's counsel and independent accountants; (iv) the cost of preparing stock certificates; (v) the costs and charges of any transfer agent and any registrar or depositary; (vi) all expenses and application fees related to the listing of the Shares on NYSE and TSX; (vii) all expenses incurred by the Company in connection with any "road show" presentation to potential investors, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and 50% of the cost of any private aircraft shared with the Underwriters and used in connection with the road show; and
(viii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section 11. The Underwriters will pay all of their own fees and expenses, including counsel fees and disbursements and will pay 50% of the cost of any private aircraft shared with the Company and used in connection with the road show.

     12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of the Company and the several Underwriters and, with respect to the provisions of Section 8 hereof, the several parties (in addition to the Company and the several Underwriters) indemnified under the provisions of said Section 8, and their respective personal representatives, successors and assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Shares from any of the several Underwriters.

     13. Survival. The respective indemnities, rights of contribution, representations and warranties of the Company and the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters.

     14. Miscellaneous.

     (a) Any action by the Underwriters hereunder may be taken by Stephens Inc. on behalf of the Underwriters, and any such action taken by Stephens Inc. shall be binding upon the Underwriters.

     (b) All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (fax: (501) 377-2674); Attention: Scott Davis and c/o Wachovia Capital Markets, LLC, 301 South College Street, Charlotte, North Carolina 28288 (fax: (704) 715-6099); Attention: George Johns, with a copy to Katten Muchin Rosenman LLP, 525 West Monroe Street, Chicago, Illinois 60661; Attention:
Lawrence D. Levin. Notices to the Company shall be given to it at 55 East Jackson Boulevard, Chicago, Illinois 60604 (fax: (877) 402-6606); Attention:
Chief Legal Officer, with a copy to Shearman & Sterling LLP, Commerce Court West, 199 Bay Street, Suite 4405, P.O. Box 247, Toronto, Ontario M5L 1E8 (fax:
(416) 360-2958); Attention: Adam M. Givertz.

     (c) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflicts of laws provisions thereof.

     (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (e) No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

     (f) The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     15. Submission to Jurisdiction. By the execution and delivery of this Agreement, the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed Hub U.S. Holdings, Inc. (or any successor) (together with any successor, the "AGENT FOR SERVICE"), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the Shares, that may be instituted in any federal or state court in the City, County and State of New York (each, a "SPECIFIED COURT"), or brought under federal or state securities laws, and acknowledges that the Agent for Service has accepted such designation, (ii) submits to the non-exclusive jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon the Agent for Service (or any successor) and written notice of said service to the Company (mailed or delivered to its Chief Legal Officer at its principal office in Chicago, Illinois) shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent for Service in full force and effect so long as any of the Shares shall be outstanding.

     To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law.

                            [Signature Pages Follow]

     Please sign and return the enclosed duplicates of this letter, whereupon this letter will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

Very truly yours,

HUB INTERNATIONAL LIMITED


By: /s/ Richard A. Gulliver
    ---------------------------------
Name: Richard A. Gulliver
      -------------------------------
Title: President
       ------------------------------

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

STEPHENS INC.
WACHOVIA CAPITAL MARKETS, LLC
COCHRAN, CARONIA & CO.
FERRIS, BAKER WATTS, INCORPORATED
KEEFE, BRUYETTE & WOODS, INC.

By: Stephens Inc.


By: /s/ Scott Davis
    ---------------------------------
Name: Scott Davis
Title: Executive Vice President,
       Equity Capital Markets


By: Wachovia Capital Markets, LLC


By: /s/ George Johns
    ---------------------------------
Name: George Johns
Title: Managing Director

Acting on behalf of the several
Underwriters, including themselves,
named in Schedule 1 hereto.

                                   SCHEDULE 1

                                  UNDERWRITERS

                                         Number of Underwritten
Underwriters                             Shares to be Purchased
------------                             ----------------------
Stephens Inc.                                   1,600,002
Wachovia Capital Markets, LLC                   1,400,002
Cochran, Caronia Waller Securities LLC            333,332
Ferris, Baker Watts, Incorporated                 333,332
Keefe, Bruyette & Woods, Inc.                     333,332
                                                ---------
TOTAL                                           4,000,000
                                                =========

                                   SCHEDULE 2

     LIST OF DIRECTORS, OFFICERS AND SHAREHOLDERS TO SIGN LOCK-UP AGREEMENTS

Martin P. Hughes
Anthony F. Griffiths
Richard A. Gulliver
Bruce D. Guthart
W. Kirk James
Edward W. Lyman, Jr.
Bradley P. Martin
James W. McElvany
Lawrence J. Lineker
Marianne D. Paine
Dennis J. Pauls
Frank S. Wilkinson
John T. Ahern, Jr.
Bryon G. Messier

Fairfax Financial Holdings Limited

                                   SCHEDULE 3

                                  SUBSIDIARIES

1.  Hub International Group Northeast Inc.
2.  Hub International Northeast Limited
3.  Program Brokerage Corporation
4.  Hub International Midwest Limited
5.  Hub International New England III, LLC
6.  Hub Insurance Partners
7.  Hub International New England, LLC
8.  Satellite Acquisition Corporation
9.  Talbot Financial Corporation
10. Hub International Southwest Agency Limited
11. Hub International of California Insurance Services, Inc.
12. Hub International Barton Limited
13. Hub International Ontario Limited
14. Hub International TOS Limited

                                     ANNEX A

                            FREE-WRITING PROSPECTUSES

None.

                                     ANNEX B

                               PRICING INFORMATION

1. Number of Underwritten Shares:                      4,000,000
2. Number of Option Shares:                              600,000
3. Public Offering Price Per Share:                   $    26.25
4. Underwriting Discount and Commission Per Share:    $     1.18
5. Proceeds to the Company Per Share:                 $    25.07
6. Trade Date:                                       May 19, 2006
7. Settlement Date:                                  May 24, 2006

                                     ANNEX C

                            FORM OF LOCK-UP AGREEMENT

                                LOCK-UP AGREEMENT

                                  May 12, 2006

STEPHENS INC.
WACHOVIA CAPITAL MARKETS, LLC
As Representatives of the Underwriters
named in Schedule 1 to the Underwriting
Agreement referred to below
     c/o Stephens Inc.
     111 Center Street
     Little Rock, AR 72201

     Re: HUB International Public Offering

Ladies and Gentlemen:

     The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with HUB International Limited, a Canadian corporation (the "COMPANY"), providing for the public offering (the "PUBLIC OFFERING") of common shares of the Company (the "COMMON SHARES") by the several Underwriters named in
Schedule 1 to the Underwriting Agreement (the "UNDERWRITERS"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

     In consideration of the Underwriters' agreement to purchase and make the Public Offering of the Common Shares, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of Stephens Inc. and Wachovia Capital Markets, LLC on behalf of the Underwriters, the undersigned will not, during the period beginning on the date hereof and ending 60 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares (including without limitation, Common Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) acquisitions by the undersigned of Common Shares or other securities acquired in open market transactions after completion of the Public Offering, (B) the pledge of Common Shares by the undersigned, if the undersigned is an employee of the Company, as security for indebtedness incurred in connection with financing the purchase of such Common Shares and any refinancings thereof, (C) transactions by the undersigned relating to contributions of Common Shares to registered retirements savings plans, (D) [THE TRANSFER OF COMMON SHARES TO OR AMONG FAIRFAX FINANCIAL HOLDINGS LIMITED, ITS AFFILIATES AND PERMITTED ASSIGNS, PROVIDED THAT EACH RESULTING TRANSFEREE AGREES IN WRITING TO BE BOUND BY THE TERMS HEREOF AND (E)] any bona fide gift of Common Shares by the undersigned to another person, provided that each resulting transferee agrees in writing to be bound by the terms hereof.

     In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

     If the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Shares to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement.

     The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

     This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                        Very truly yours,


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------

                                     ANNEX D

                       MATTERS TO BE COVERED BY OPINION OF
                                  W. KIRK JAMES
        VICE PRESIDENT, SECRETARY AND CHIEF CORPORATE DEVELOPMENT OFFICER
                                 OF THE COMPANY

     1. The Company is continued and existing under the Canada Business Corporations Act (the "CBCA"), with the requisite corporate power and capacity to own and lease its properties and assets and to carry on its business, as described in the Time of Sale Information and the Prospectus.

     2. All the issued and outstanding common shares of the Company and all the issued and outstanding share capital or other equity interests of the Subsidiaries have been duly authorized and validly issued, and are fully paid and non-assessable, and except as set forth in paragraph 3(i) of the Agreement, all the issued and outstanding share capital or other equity interests of the Subsidiaries are owned, directly or indirectly, by the Company free and clear of all liens, encumbrances and security interests, and to the best of my knowledge, except as described in the Time of Sale Information and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

     3. The Shares have been duly authorized and, when issued and delivered in accordance with the terms of the Agreement and upon the Company receiving payment of the purchase price for the Shares, will be validly issued, fully paid and non-assessable; and the Shares are not subject to preemptive rights or similar rights under the CBCA or pursuant to the articles or bylaws of the Company.

     4. The Company has authorized share capital as set forth in the Time of Sale Information and Prospectus under the heading, "Capitalization."

     5. There are no pending legal or governmental investigations, actions, suits or proceedings which, in my opinion, are material to the Company and its subsidiaries taken as a whole, other than those described or referred to in the Time of Sale Information and the Prospectus, and the descriptions thereof or references thereto provide a fair summary in all material respects.

     6. The issue and sale by the Company of the Shares as contemplated by the Agreement and the performance by the Company of its obligations under the Agreement and the consummation of the transactions contemplated therein will not conflict with, or result in a breach of the articles or bylaws of the Company or any material agreement or instrument known to me to which the Company or the Subsidiaries is a party or any applicable law or regulation of the Province of Ontario or the federal laws of Canada applicable therein, or so far as is known to me, any order, writ, injunction or decree, of any jurisdiction, court or governmental instrumentality (provided that such person is not expressing any opinion regarding compliance with securities laws of any jurisdiction or the rules, regulations, orders, notices and policies thereunder).

     7. The Agreement has been duly authorized and, assuming all steps necessary for its execution and delivery have been taken under the laws of New York, executed and delivered by the Company.

     8. To my knowledge, none of the Company or any Subsidiaries is in violation or default of (x) any provision of its articles, bylaws or other organizational documents, (y) the terms of any indenture, lease, mortgage, deed of trust, note agreement, loan agreement or other material agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, and that is material to the Company and the Subsidiaries, taken as a whole, or (z) any statute, law, rule or regulation (other than the securities laws of any jurisdiction and the rules, regulations, orders, notices and policies thereunder); or any judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitration or other authority, including self-regulatory organizations, having jurisdiction over the Company or the Subsidiaries or any of their properties, as applicable but excluding the securities regulatory authorities of any jurisdiction.

     9. The Company and the Subsidiaries have obtained such licenses, permits, consents, approvals and other authorizations from, and have made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies but excluding the securities regulatory authorities of any jurisdiction), all self-regulatory organizations or bodies, and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate their respective properties and to carry on their respective businesses as conducted as of the date hereof; the Company and the Subsidiaries are in compliance with the terms and conditions of all such licenses, permits, certificates, consent, orders, approvals and authorizations, except where the failure so to comply would not, singly or in the aggregate, have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; all such licenses, permits, certificates, consents, orders approvals and authorizations are valid and in full force and effect, except when the invalidity of such authorizations or the failure of such licenses, permits, certificates, consents, orders, approvals and authorizations to be in full force and effect would not, singly or in the aggregate, have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; and none of the Company or its Subsidiaries has received any actual notice of proceedings relating to the revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

     10. The statements set forth in the Time of Sale Information and Prospectus under the caption "Description of Common Shares," insofar as they purport to constitute a summary of the terms of the common shares of the Company, provide a fair summary in all material respects.

     11. Except as described in the Time of Sale Information and the Prospectus, to my knowledge no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issue and sale of the Shares to be sold by the Company hereunder.

                                     ANNEX E

                       MATTERS TO BE COVERED BY OPINION OF
                          BLAKE, CASSELS & GRAYDON LLP,
                         CANADIAN COUNSEL TO THE COMPANY

1. The Company is a reporting issuer in the Province of Ontario and is not on the list of defaulting issuers maintained by the OSC pursuant to subsection 72(9) of the OSA.

2. No prospectus is required nor are other documents required to be filed, proceedings taken or approvals, permits, consents, orders or authorizations of the OSC obtained under Ontario Securities Laws to permit the issue and sale of the Shares outside of Canada in accordance with the Underwriting Agreement; no restrictive legend is required to be borne on any certificate evidencing any Shares issued and sold outside of Canada in accordance with the Underwriting Agreement; and, after the initial issuance and sale of the Shares outside of Canada in accordance with the Underwriting Agreement, the Shares will not be subject to a statutory hold period under Ontario Securities Laws and the first trade of the Shares will not be a distribution subject to the prospectus requirements under Ontario Securities Laws unless, at the time of the trade, the trade is a "control person distribution" as defined in OSC Rule 14-501.

3. An Ontario Court would give a judgment based upon a final and conclusive in personam judgment of a court exercising jurisdiction in the State of New York (a "NEW YORK COURT") for a sum certain, obtained against the Company with respect to a claim arising out of the Underwriting Agreement (a "NEW YORK JUDGMENT"), without reconsideration of the merits:

          (a)  provided that:

               (i) an action to enforce the New York Judgment must be commenced in the Ontario Court within any applicable limitation period;

               (ii) the Ontario Court has discretion to stay or decline to hear an action on the New York Judgment if the New York Judgment is under appeal, or there is another subsisting judgment in Ontario, New York or any other jurisdiction relating to the same cause of action as the New York Judgment;

               (iii) the Ontario Court will render judgment only in Canadian dollars; and

               (iv) an action in the Ontario Court on the New York Judgment may be affected by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally; and

          (b)  subject to the following defences:

               (i) the New York Judgment was obtained by fraud or in a manner contrary to the principles of natural justice;

               (ii) the New York Judgment is for a claim which under Ontario Law would be characterized as based on a foreign revenue, expropriatory or penal law;

               (iii) the New York Judgment is contrary to public policy (as such term is understood under the laws of Ontario) or to an order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada) in respect of certain judgments referred to therein; and

          the New York Judgment has been satisfied or is void or voidable under New York Law.

4. In connection with an action brought in Ontario for a judgment based on a New York Judgment, an Ontario Court would give effect (i) to the appointment by the Company of Hub U.S. Holdings, Inc. as its agent to receive service of process in the United States under the Underwriting Agreement and accordingly the New York Judgment would not be contrary to natural justice by reason only that service of process was effected on the agent for service of process; and (ii) to the provisions of the Underwriting Agreement whereby the Company submits to the non-exclusive jurisdiction of a New York Court.

5. The TSX has conditionally approved the listing of the Shares.

          In addition, such counsel shall confirm that the statements set forth in each of the Time of Sale Information and the Prospectus under the heading "Certain Income Tax considerations - Certain Canadian Federal Income Tax Information for U.S. Residents" provide a fair summary of the principal Canadian federal income tax considerations applicable to prospective purchasers of the Shares who are described under such heading.

                                     ANNEX F

                       MATTERS TO BE COVERED BY OPINION OF
                             SHEARMAN & STERLING LLP
                           U.S. COUNSEL TO THE COMPANY

1.   The Agreement has been duly executed and delivered by the Company.

2. The statements in each of the Time of Sale Information and the Prospectus under "Certain U.S. Federal Income Tax Information for U.S. Holders," insofar as such statements constitute summaries of legal matters referred to therein, fairly summarize in all material respects the legal matters referred to therein.

3. No authorization, approval or other action by, and no notice to or filing with, any United States federal or New York governmental authority or regulatory body, is required for the due execution, delivery or performance by the Company of the Agreement, except as have been obtained and are in full force and effect under the Securities Act or as may be required under the securities or blue sky laws of any jurisdiction in the United States in connection with the offer and sale of the Shares.

4. The Company is not required to register as an investment company under the Investment Company Act of 1940, as amended.

     In addition, such counsel shall confirm that no facts came to its attention which gave it reason to believe that (i) the Registration Statement (other than the financial statements and other financial or statistical data contained therein or omitted therefrom, as to which it has not been requested to comment), as of the date of the Final Prospectus Supplement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Time of Sale Information (other than the financial statements and other financial or statistical data contained therein or omitted therefrom, as to which it has not been requested to comment), at the Time of Sale, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus (other than the financial statements and other financial or statistical data contained therein or omitted therefrom, as to which it has not been requested to comment), as of its date or the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.